UNITED STATES SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
Form N-CSR
CERTIFIED SHAREHOLDER REPORT OF REGISTERED
MANAGEMENT INVESTMENT COMPANIES
Investment Company Act File Number: 811-22044
Eaton Vance Risk-Managed Diversified Equity Income Fund
(Exact Name of registrant as Specified in Charter)
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Address of Principal Executive Offices)
Maureen A. Gemma
The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109
(Name and Address of Agent for Services)
(617) 482-8260
(registrant’s Telephone Number)
December 31
Date of Fiscal Year End
December 31, 2008
Date of Reporting Period

Item 1. Reports to Stockholders

Eaton Vance
Investment Managers

Annual Report December 31, 2008

1040
Filing Status
Exemptions

EATON VANCE RISK-MANAGED DIVERSIFIED EQUITY INCOME FUND

IMPORTANT NOTICES REGARDING PRIVACY,
DELIVERY OF SHAREHOLDER DOCUMENTS,
PORTFOLIO HOLDINGS AND PROXY VOTING

Privacy. The Eaton Vance organization is committed to ensuring your financial privacy. Each of the financial institutions identified below has in effect the following policy (“Privacy Policy”) with respect to nonpublic personal information about its customers:

•	Only such information received from you, through application forms or otherwise, and information about your Eaton Vance fund transactions will be collected. This may include information such as name, address, social security number, tax status, account balances and transactions.

•	None of such information about you (or former customers) will be disclosed to anyone, except as permitted by law (which includes disclosure to employees necessary to service your account). In the normal course of servicing a customer’s account, Eaton Vance may share information with unaffiliated third parties that perform various required services such as transfer agents, custodians and broker/dealers.

•	Policies and procedures (including physical, electronic and procedural safeguards) are in place that are designed to protect the confidentiality of such information.

•	We reserve the right to change our Privacy Policy at any time upon proper notification to you. Customers may want to review our Policy periodically for changes by accessing the link on our homepage: www.eatonvance.com.

Our pledge of privacy applies to the following entities within the Eaton Vance organization: the Eaton Vance Family of Funds, Eaton Vance Management, Eaton Vance Investment Counsel, Boston Management and Research, and Eaton Vance Distributors, Inc.

In addition, our Privacy Policy only applies to those Eaton Vance customers who are individuals and who have a direct relationship with us. If a customer’s account (i.e., fund shares) is held in the name of a third-party financial adviser/broker dealer, it is likely that only such adviser’s privacy policies apply to the customer. This notice supersedes all previously issued privacy disclosures.

For more information about Eaton Vance’s Privacy Policy, please call 1-800-262-1122.

Delivery of Shareholder Documents. The Securities and Exchange Commission (the “SEC”) permits funds to deliver only one copy of shareholder documents, including prospectuses, proxy statements and shareholder reports, to fund investors with multiple accounts at the same residential or post office box address. This practice is often called “householding” and it helps eliminate duplicate mailings to shareholders.

Eaton Vance, or your financial adviser, may household the mailing of your documents indefinitely unless you instruct Eaton Vance, or your financial adviser, otherwise.

If you would prefer that your Eaton Vance documents not be householded, please contact Eaton Vance at 1-800-262-1122, or contact your financial adviser.

Your instructions that householding not apply to delivery of your Eaton Vance documents will be effective within 30 days of receipt by Eaton Vance or your financial adviser.

Portfolio Holdings. Each Eaton Vance Fund and its underlying Portfolio (if applicable) will file a schedule of its portfolio holdings on Form N-Q with the SEC for the first and third quarters of each fiscal year. The Form N-Q will be available on the Eaton Vance website www.eatonvance.com, by calling Eaton Vance at 1-800-262-1122 or in the EDGAR database on the SEC’s website at www.sec.gov. Form N-Q may also be reviewed and copied at the SEC’s public reference room in Washington, D.C. (call 1-800-732-0330 for information on the operation of the public reference room).

Proxy Voting. From time to time, funds are required to vote proxies related to the securities held by the funds. The Eaton Vance Funds or their underlying Portfolios (if applicable) vote proxies according to a set of policies and procedures approved by the Funds’ and Portfolios’ Boards. You may obtain a description of these policies and procedures and information on how the Funds or Portfolios voted proxies relating to portfolio securities during the most recent 12 month period ended June 30, without charge, upon request, by calling 1-800-262-1122. This description is also available on the SEC’s website at www.sec.gov.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
Economic and Market Conditions
•	Global equity markets suffered profound losses during 2008, a year that will likely go down as one of the worst in modern financial market history. The U.S. economy held up relatively well during the first half of the year, but the simultaneous bursting of the housing, credit and commodity bubbles created a global financial crisis of unforeseen levels. Equity markets collapsed during the second half of the year, as a series of catastrophic events on Wall Street induced panic and fear among market participants. Additionally, commodity prices collapsed during the second half of 2008 and after peaking at more than $145 per barrel in July, oil prices traded down to around $44 at year end. The U.S. economy was officially declared in recession during the fourth quarter as unemployment continued to rise. The Federal Reserve responded to the crises with a dramatic cut in interest rates.

•	Equity markets posted double-digit declines for the year ended December 31, 2008. The S&P 500 Index suffered its worst loss since 1937, while the Dow Jones Industrials Average experienced the third-worst loss in its history. By the end of 2008, equity losses approached $7 trillion of shareholder wealth, erasing the gains of the last six years. On average, small-capitalization stocks slightly outperformed large-capitalization stocks and value-style investments fared better than growth-style investments.

Walter A. Row, CFA
Eaton Vance
Management
Co-Portfolio Manager

Michael A. Allison, CFA
Eaton Vance
Management
Co-Portfolio Manager

Ronald M. Egalka
Rampart Investment
Management
Co-Portfolio Manager

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Management Discussion
•	The Fund is a closed-end fund and trades on the New York Stock Exchange (NYSE) under the symbol “ETJ.” The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing in a portfolio of common stocks and index put options. Under normal market conditions, the Fund seeks to generate current earnings by writing (selling) put options on individual stocks and index call options with respect to a portion of its common stock portfolio value. During the year ended December 31, 2008, the Fund continued to provide shareholders with attractive quarterly distributions.

Eaton Vance Risk-Managed Diversified Equity Income Fund
Total Return Performance 12/31/07 – 12/31/08

NYSE Symbol		ETJ

At Net Asset Value (NAV)[1]		-1.17%
At Share Price[1]		9.60%
S&P 500 Index[2]		-36.99%
CBOE S&P 500 BuyWrite Index[2]		-28.65%
Lipper Options Arbitrage/Options Strategies Average[2]		-31.82%

Premium/(Discount) to NAV as of 12/31/08		3.69%
Total Distributions per share[3]		$1.80
Distribution Rate[4]	At NAV	10.38%
	At Share Price	10.01%

See page 3 for more performance information.

[1]	During the year ended December 31, 2008, the Fund elected to retain a portion of its realized long-term gains and pay the required federal corporate income tax on such amount. The total returns presented in the table include the economic benefit to common shareholders of the tax credit or refund available to them, which equaled their pro rata share of the tax paid by the Fund. If this benefit were not included in the returns, the Total Return at Net Asset Value would have been -4.54% and the Total Return at Share Price would have been 5.87%.

[2]	It is not possible to invest directly in an Index or a Lipper Classification. The Indices’ total returns do not reflect commissions or expenses that would have been incurred if an investor individually purchased or sold the securities represented in the Indices. The Lipper total return is the average total return, at net asset value, of the funds that are in the same Lipper Classification as the Fund.

[3]	The economic benefit to common shareholders of the tax credit or refund available to them because the Fund retained and paid federal corporate income tax on a portion of its long-term capital gains equaled $0.612 per share. This amount is not included in Total Distributions per share.

[4]	The Distribution Rate is based on the Fund’s most recent quarterly distribution per share (annualized) divided by the Fund’s NAV or share price at the end of the period. The Fund’s quarterly distributions may be comprised of ordinary income, net realized capital gains and return of capital.

Fund shares are not insured by the FDIC and are not deposits or other obligations of, or guaranteed by, any depository institution. Shares are subject to investment risks, including possible loss of principal invested.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008
MANAGEMENT’S DISCUSSION OF FUND PERFORMANCE
•	At net asset value (NAV), the Fund outperformed the comparative indices – the S&P 500 Index and the CBOE S&P 500 BuyWrite Index – for the year ended December 31, 2008. The Fund’s market share price traded at a premium to NAV, as equity markets reached record levels of volatility in the last three months of the year, which created opportunities to earn option premiums. More specifically, the Fund’s use of long put options helped offset significant equity market downside experienced in the second half of the year. As of December 31, 2008, the Fund’s premium to NAV was 3.69%.

•	At December 31, 2008, the Fund maintained a portfolio of dividend-paying stocks, broadly diversified across the U.S. economy. Among the Fund’s common stock holdings, its largest sector weightings at December 31, 2008 were information technology, health care, consumer staples, financials and industrials. The Fund’s relative performance was helped by stock selection in financials, information technology and health care. The Fund’s relatively limited exposure to insurance and diversified financial companies helped performance, particularly in the second half of 2008. The Fund’s investments in utilities and energy companies detracted from performance as oil prices declined significantly in the fourth quarter, contributing to further weakness in the overall economy.

•	As of December 31, 2008, the Fund had written call options on approximately 100% of its equity holdings. The Fund seeks current earnings in large part from option premiums, which can vary with investors’ expectations of the future volatility (“implied volatility”) of the underlying assets. The year 2008 witnessed continued high levels of implied volatility in concert with a significant level of actual volatility in the equity markets, particularly in the last four months of the year. The Fund was able to “monetize” some of this volatility in the form of higher premiums, which provided a positive benefit to the Fund. Of course, in future periods of strong market growth, this strategy may lessen returns relative to the market.

The views expressed throughout this report are those of the portfolio managers and are current only through the end of the period of the report as stated on the cover. These views are subject to change at any time based upon market or other conditions, and the investment adviser disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a fund are based on many factors, may not be relied on as an indication of trading intent on behalf of any Eaton Vance fund. Portfolio information provided in the report may not be representative of the Fund’s current or future investments and may change due to active management.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008
FUND PERFORMANCE
Fund Performance

NYSE Symbol	ETJ

Average Annual Total Returns[1] (at share price, New York Stock Exchange)
One Year	9.60%
Life of Fund (7/31/07)	6.96

Average Annual Total Returns[1] (at net asset value)
One Year	-1.17%
Life of Fund (7/31/07)	4.27

[1]	During the year ended December 31, 2008, the Fund elected to retain a portion of its realized long-term gains and pay the required federal corporate income tax on such amount. The total returns presented in the table include the economic benefit to common shareholders of the tax credit or refund available to them, which equaled their pro rata share of the tax paid by the Fund. If this benefit were not included in the returns, the returns would have been 5.87% (at share price) and -4.54% (at net asset value) for the one year ended December 31, 2008 and 4.38% (at share price) and 1.76% (at net asset value) for the Life of Fund.

Past performance is no guarantee of future results. Returns are historical and are calculated by determining the percentage change in net asset value or share price (as applicable) with all distributions reinvested. The Fund’s performance at share price will differ from its results at NAV. Although share price performance generally reflects investment results over time, during shorter periods, returns at share price can also be affected by factors such as changing perceptions about the Fund, market conditions, fluctuations in supply and demand for the Fund’s shares, or changes in Fund distributions. The Fund has no current intention to utilize leverage, but may do so in the future through borrowings and/or other permitted methods. Investment return and principal value will fluctuate so that shares, when sold, may be worth more or less than their original cost. Performance is for the stated time period only; due to market volatility, the Fund’s current performance may be lower or higher than the quoted return. For performance as of the most recent month end, please refer to www.eatonvance.com.
Fund Composition
Top Ten Holdings1
By total investments

Exxon Mobil Corp.	2.4%
Wal-Mart Stores, Inc.	2.1
International Business Machines Corp.	2.0
Microsoft Corp.	2.0
Chevron Corp.	1.9
JPMorgan Chase & Co.	1.8
Philip Morris International, Inc.	1.8
AT&T, Inc.	1.7
Hewlett-Packard Co.	1.6
Johnson & Johnson	1.6

[1]	Top Ten Holdings represented 18.9% of the Fund’s total investments as of 12/31/08. The Top Ten Holdings are presented without the offsetting effect of the Fund’s written option positions at 12/31/08. Excludes cash equivalents.
Common Stock Sector Weightings2
By total investments

[2]	Reflects the Fund’s total investments as of 12/31/08. Common Stock Sector Weightings are presented without the offsetting effect of the Fund’s written option positions at 12/31/08. Excludes cash equivalents.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS

Common Stocks — 82.6%
Security	Shares	Value

Aerospace & Defense — 4.0%

Boeing Co. (The)	80,987	$3,455,715
General Dynamics Corp.	185,629	10,690,374
Lockheed Martin Corp.	145,323	12,218,758
Raytheon Co.	221,309	11,295,611
United Technologies Corp.	212,884	11,410,582

		$49,071,040

Auto Components — 0.6%

Johnson Controls, Inc.	374,200	$6,795,472

		$6,795,472

Beverages — 2.0%

Coca-Cola Co. (The)	146,838	$6,647,356
PepsiCo, Inc.	316,682	17,344,673

		$23,992,029

Biotechnology — 3.0%

Amgen, Inc.(1)	269,225	$15,547,744
Biogen Idec, Inc.(1)	95,566	4,551,809
Genzyme Corp.(1)	200,377	13,299,021
Gilead Sciences, Inc.(1)	64,128	3,279,506

		$36,678,080

Capital Markets — 1.9%

Goldman Sachs Group, Inc.	73,398	$6,194,057
Invesco, Ltd.	185,422	2,677,494
Julius Baer Holding AG	72,607	2,814,053
Northern Trust Corp.	124,319	6,481,993
T. Rowe Price Group, Inc.	134,024	4,749,811

		$22,917,408

Chemicals — 1.0%

E.I. Du Pont de Nemours & Co.	287,906	$7,284,022
Monsanto Co.	80,121	5,636,512

		$12,920,534

Commercial Banks — 1.6%

Banco Bradesco SA ADR	1	$5
Wells Fargo & Co.	677,494	19,972,523

		$19,972,528

Commercial Services & Supplies — 0.9%

Waste Management, Inc.	321,556	$10,656,366

		$10,656,366

Communications Equipment — 2.7%

Cisco Systems, Inc.(1)	938,817	$15,302,717
QUALCOMM, Inc.	496,158	17,777,341

		$33,080,058

Computers & Peripherals — 5.0%

Apple, Inc.(1)	192,888	$16,462,991
Hewlett-Packard Co.	554,054	20,106,620
International Business Machines Corp.	300,410	25,282,506

		$61,852,117

Diversified Financial Services — 3.1%

Bank of America Corp.	744,180	$10,478,054
Citigroup, Inc.	674,384	4,525,117
JPMorgan Chase & Co.	738,611	23,288,405

		$38,291,576

Diversified Telecommunication Services — 2.8%

AT&T, Inc.	736,453	$20,988,910
Verizon Communications, Inc.	409,824	13,893,034

		$34,881,944

Electric Utilities — 1.5%

Edison International	254,177	$8,164,165
FirstEnergy Corp.	209,233	10,164,539

		$18,328,704

Electrical Equipment — 1.5%

Emerson Electric Co.	326,024	$11,935,739
Vestas Wind Systems A/S(1)	101,595	5,978,539

		$17,914,278

Energy Equipment & Services — 1.2%

Diamond Offshore Drilling, Inc.	68,034	$4,009,924
Schlumberger, Ltd.	246,717	10,443,531

		$14,453,455

Food & Staples Retailing — 3.2%

CVS Caremark Corp.	298,765	$8,586,506

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Food & Staples Retailing (continued)

Kroger Co. (The)	150,931	3,986,088
Wal-Mart Stores, Inc.	484,099	27,138,590

		$39,711,184

Food Products — 1.7%

Nestle SA	212,194	$8,402,488
Nestle SA ADR	305,917	12,144,905

		$20,547,393

Health Care Equipment & Supplies — 1.9%

Baxter International, Inc.	125,057	$6,701,805
Becton, Dickinson & Co.	79,365	5,427,772
Boston Scientific Corp.(1)	458,032	3,545,168
Covidien, Ltd.	86,803	3,145,741
Medtronic, Inc.	157,666	4,953,866

		$23,774,352

Health Care Providers & Services — 1.2%

Aetna, Inc.	157,946	$4,501,461
Fresenius Medical Care AG & Co. KGaA ADR	117,129	5,526,146
UnitedHealth Group, Inc.	172,480	4,587,968

		$14,615,575

Hotels, Restaurants & Leisure — 1.4%

McDonald’s Corp.	273,699	$17,021,341

		$17,021,341

Household Durables — 2.1%

Centex Corp.	328,045	$3,490,399
D.R. Horton, Inc.	547,417	3,870,238
KB Home	247,231	3,367,286
Lennar Corp., Class A	420,940	3,649,550
NVR, Inc.(1)	6,588	3,005,775
Pulte Homes, Inc.	357,059	3,902,655
Ryland Group, Inc.	59,212	1,046,276
Toll Brothers, Inc.(1)	178,349	3,822,019

		$26,154,198

Household Products — 2.4%

Clorox Co. (The)	53,631	$2,979,739
Colgate-Palmolive Co.	160,003	10,966,606
Procter & Gamble Co.	251,475	15,546,184

		$29,492,529

Industrial Conglomerates — 2.3%

3M Co.	188,422	$10,841,802
General Electric Co.	1,043,130	16,898,706

		$27,740,508

Insurance — 3.7%

ACE, Ltd.	126,078	$6,672,048
Aflac, Inc.	191,158	8,762,683
Chubb Corp.	208,148	10,615,548
MetLife, Inc.	198,663	6,925,392
Travelers Companies, Inc. (The)	287,772	13,007,294

		$45,982,965

Internet Software & Services — 0.4%

Google, Inc., Class A(1)	15,941	$4,904,249

		$4,904,249

IT Services — 1.5%

Accenture, Ltd., Class A	183,638	$6,021,490
MasterCard, Inc., Class A	47,565	6,798,465
Visa, Inc., Class A	110,396	5,790,270

		$18,610,225

Life Sciences Tools & Services — 0.4%

Thermo Fisher Scientific, Inc.(1)	140,708	$4,793,922

		$4,793,922

Machinery — 0.8%

Danaher Corp.	173,065	$9,797,210

		$9,797,210

Media — 2.2%

Comcast Corp., Class A	915,491	$15,453,488
Time Warner, Inc.	528,203	5,313,722
Vivendi SA	189,955	6,191,406

		$26,958,616

Metals & Mining — 2.1%

BHP Billiton, Ltd. ADR	79,726	$3,420,245
Goldcorp, Inc.	601,513	18,965,705
Nucor Corp.	77,446	3,578,005

		$25,963,955

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Security	Shares	Value

Multi-Utilities — 0.4%

Public Service Enterprise Group, Inc.	158,208	$4,614,927

		$4,614,927

Oil, Gas & Consumable Fuels — 7.9%

Anadarko Petroleum Corp.	224,073	$8,638,014
Chevron Corp.	318,771	23,579,491
ConocoPhillips	180,562	9,353,112
Exxon Mobil Corp.	382,051	30,499,131
Hess Corp.	186,519	10,004,879
Occidental Petroleum Corp.	179,602	10,774,324
XTO Energy, Inc.	116,632	4,113,611

		$96,962,562

Pharmaceuticals — 6.3%

Abbott Laboratories	372,919	$19,902,687
Bristol-Myers Squibb Co.	140,673	3,270,647
Johnson & Johnson	335,793	20,090,495
Novartis AG ADR	84,897	4,224,475
Novo-Nordisk A/S, Class B	78,308	4,039,431
Pfizer, Inc.	528,143	9,353,412
Roche Holding AG	40,010	6,194,233
Schering-Plough Corp.	283,696	4,831,343
Teva Pharmaceutical Industries, Ltd. ADR	115,262	4,906,703

		$76,813,426

Semiconductors & Semiconductor Equipment — 0.8%

ASML Holding NV	527,234	$9,527,118

		$9,527,118

Software — 2.9%

Microsoft Corp.	1,285,336	$24,986,932
Oracle Corp.(1)	620,422	11,000,082

		$35,987,014

Specialty Retail — 2.0%

Best Buy Co., Inc.	269,692	$7,581,042
Home Depot, Inc.	386,002	8,885,766
Staples, Inc.	480,157	8,604,413

		$25,071,221

Tobacco — 1.8%

Philip Morris International, Inc.	518,256	$22,549,319

		$22,549,319

Wireless Telecommunication Services — 0.4%

Rogers Communications, Inc., Class B	149,464	$4,495,877

		$4,495,877

Total Common Stocks
(identified cost $1,204,333,622)		$1,013,895,275

Put Options Purchased — 15.9%
	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	1,877	$1,185	3/21/09	$53,447,575
S&P 500 Index	804	1,225	3/21/09	26,077,740
S&P 500 Index	1,877	1,185	6/20/09	54,836,555
S&P 500 Index	1,998	1,200	6/20/09	61,128,810

Total Put Options Purchased
(identified cost $56,145,241)				$195,490,680

Short-Term Investments — 4.7%
	Interest
Description	(000’s omitted)	Value

Cash Management Portfolio, 0.75%(2)	$57,522	$57,521,820

Total Short-Term Investments
(identified cost $57,521,820)		$57,521,820

Total Investments — 103.2%
(identified cost $1,318,000,683)		$1,266,907,775

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

PORTFOLIO OF INVESTMENTS CONT’D

Covered Call Options Written — (0.2)%
	Number of	Strike	Expiration
Description	Contracts	Price	Date	Value

S&P 500 Index	2,009	$965	1/17/09	$(954,275)
S&P 500 Index	4,050	975	1/17/09	(1,053,000)
S&P 500 Index	3,775	980	1/17/09	(615,325)

Total Covered Call Options Written
(premiums received $11,956,243)				$(2,622,600)

Other Assets, Less Liabilities — (3.0)%				$(36,808,485)

Net Assets — 100.0%				$1,227,476,690

Industry classifications included in the Portfolio of Investments are unaudited.

ADR - American Depository Receipt

(1)	Non-income producing security.

(2)	Affiliated investment company available to Eaton Vance portfolios and funds which invests in high quality, U.S. dollar denominated money market instruments. The rate shown is the annualized seven-day yield as of December 31, 2008.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

FINANCIAL STATEMENTS

Statement of Assets and Liabilities

As of December 31, 2008

Assets

Unaffiliated investments, at value (identified cost, $1,260,478,863)	$1,209,385,955
Affiliated investment, at value (identified cost, $57,521,820)	57,521,820
Cash	6,087,294
Dividends and interest receivable	1,795,015
Interest receivable from affiliated investment	57,478
Tax reclaims receivable	100,565

Total assets	$1,274,948,127

Liabilities

Accrued federal corporate income tax	$43,353,768
Written options outstanding, at value (premiums received, $11,956,243)	2,622,600
Payable for investments purchased	232,375
Payable to affiliate for investment adviser fee	1,024,463
Payable to affiliate for Trustees’ fees	9,533
Accrued expenses	228,698

Total liabilities	$47,471,437

Net Assets	$1,227,476,690

Sources of Net Assets

Common shares, $0.01 par value, unlimited number of shares authorized, 70,805,825	$708,058
shares issued and outstanding
Additional paid-in capital	1,430,131,028
Accumulated distributions in excess of net realized gains (computed on the basis of identified cost)	(161,744,967)
Accumulated undistributed net investment income	147,930
Net unrealized depreciation (computed on the basis of identified cost)	(41,765,359)

Net Assets	$1,227,476,690

Net Asset Value

($1,227,476,690 ÷ 70,805,825 common shares issued and outstanding)	$17.34

Statement of Operations

For the Year Ended
December 31, 2008

Investment Income

Dividends (net of foreign taxes, $286,830)	$23,110,467
Interest	48,933
Interest income allocated from affiliated investment	1,955,291
Expenses allocated from affiliated investment	(325,754)

Total investment income	$24,788,937

Expenses

Investment adviser fee	$12,918,013
Trustees’ fees and expenses	29,315
Custodian fee	306,235
Printing and postage	145,076
Legal and accounting services	109,402
Transfer and dividend disbursing agent fees	18,627
Miscellaneous	91,341

Total expenses	$13,618,009

Net investment income	$11,170,928

Realized and Unrealized Gain (Loss)

Net realized gain (loss) —
Investment transactions (identified cost basis), including
federal corporate income tax of $43,353,768 on long-term capital gains retained	$(79,727,287)
Written options	136,609,223
Foreign currency transactions	(48,697)
Disposal of investment in violation of restrictions	14,487

Net realized gain	$56,847,726

Change in unrealized appreciation (depreciation) —
Investments (identified cost basis)	$(132,615,019)
Written options	3,468,446
Foreign currency	(6,094)

Net change in unrealized appreciation (depreciation)	$(129,152,667)

Net realized and unrealized loss	$(72,304,941)

Net decrease in net assets from operations	$(61,134,013)

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Statements of Changes in Net Assets

Increase (Decrease)	Year Ended	Period Ended
in Net Assets	December 31, 2008	December 31, 2007(1)

From operations —
Net investment income	$11,170,928	$7,264,785
Net realized gain from investment transactions, written options, foreign currency transactions and disposal of investment in violation of restrictions	56,847,726	1,524,119
Net change in unrealized appreciation (depreciation) of investments, written options and foreign currency	(129,152,667)	87,387,308

Net increase (decrease) in net assets from operations	$(61,134,013)	$96,176,212

Distributions —
From net investment income	$(11,532,334)	$(6,705,729)
From net realized gain	(114,987,293)	(24,886,521)

Total distributions	$(126,519,627)	$(31,592,250)

Capital share transactions —
Proceeds from sale of shares	$—	$1,340,820,000 (2)
Reinvestment of distributions	10,956,109	—
Offering costs	75,643	(1,405,384)

Net increase in net assets from capital share transactions	$11,031,752	$1,339,414,616

Net increase (decrease) in net assets	$(176,621,888)	$1,403,998,578

Net Assets

At beginning of period	$1,404,098,578	$100,000

At end of period	$1,227,476,690	$1,404,098,578

Accumulated undistributed net investment income included in net assets

At end of period	$147,930	$558,420

(1)	For the period from the start of business, July 31, 2007, to December 31, 2007.

(2)	Proceeds from sale of shares are net of sales load paid of $63,180,000.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

FINANCIAL STATEMENTS CONT’D

Financial Highlights

	Year Ended		Period Ended
	December 31, 2008		December 31, 2007(1)

Net asset value — Beginning of period	$20.000		$19.100(2)

Income (loss) from operations

Net investment income(3)	$0.159		$0.106
Net realized and unrealized gain (loss)	(1.020	)(4)	1.265

Total income (loss) from operations	$(0.861)		$1.371

Less distributions

From net investment income	$(0.164)		$(0.096)
From net realized gain	(1.636)		(0.354)

Total distributions	$(1.800)		$(0.450)

Offering costs charged to paid-in capital(3)	$0.001		$(0.021)

Net asset value — End of period	$17.340		$20.000

Market value — End of period	$17.980		$18.700

Total Investment Return on Net Asset Value(5)	(1.17	)%(9)	7.38	%(6)(10)

Total Investment Return on Market Value(5)	9.60	%(9)	0.40	%(6)(10)

Ratios/Supplemental Data

Net assets, end of period (000’s omitted)	$1,227,477		$1,404,099
Ratios (As a percentage of average daily net assets):
Expenses before custodian fee reduction(7)	1.06%		1.08	%(8)
Net investment income	0.85%		1.29	%(8)
Portfolio Turnover	100%		30	%(10)

(1)	For the period from the start of business, July 31, 2007, to December 31, 2007.

(2)	Net asset value at beginning of period reflects the deduction of the sales load of $0.90 per share paid by the shareholder from the $20.00 offering price.

(3)	Computed using average shares outstanding.

(4)	Includes per share federal corporate income tax on long-term capital gains retained by the Fund of $(0.612).

(5)	Returns are historical and are calculated by determining the percentage change in net asset value or market value with all distributions reinvested. During the year ended December 31, 2008, the Fund elected to retain a portion of its realized long-term gains and pay the required federal corporate income tax on such amount. The total returns for the year ended December 31, 2008, presented in the table, include the economic benefit to common shareholders of the tax credit or refund available to them, which equaled their pro rata share of the tax paid by the Fund. If this benefit were not included in the returns, the Total Investment Return on Net Asset Value would have been (4.54)% and the Total Investment Return on Market Value would have been 5.87%.

(6)	Total investment return on net asset value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the net asset value on the last day of the period reported with all distributions reinvested. Total investment return on market value is calculated assuming a purchase at the offering price of $20.00 less the sales load of $0.90 per share paid by the shareholder on the first day and a sale at the current market price on the last day of the period reported with all distributions reinvested.

(7)	Excludes the effect of custody fee credits, if any, of less than 0.005%.

(8)	Annualized.

(9)	During the year ended December 31, 2008, the Fund realized a gain on the disposal of an investment security which did not meet investment guidelines. The gain was less than $0.001 per share and had no effect on total return for the year ended December 31, 2008.

(10)	Not annualized.

See notes to financial statements

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS

1   Significant Accounting Policies

Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) is a Massachusetts business trust registered under the Investment Company Act of 1940, as amended (the 1940 Act), as a diversified, closed-end management investment company. The Fund’s primary investment objective is to provide current income and gains, with a secondary objective of capital appreciation. The Fund pursues its investment objectives by investing primarily in a portfolio of common stocks and index put options. Under normal market conditions, the Fund seeks to generate current earnings in part by employing an options strategy of writing put options on individual stocks and index call options with respect to a portion of its common stock portfolio.

The following is a summary of significant accounting policies of the Fund. The policies are in conformity with accounting principles generally accepted in the United States of America.

A  Investment Valuation — Equity securities listed on a U.S. securities exchange generally are valued at the last sale price on the day of valuation or, if no sales took place on such date, at the mean between the closing bid and asked prices therefore on the exchange where such securities are principally traded. Equity securities listed on the NASDAQ Global or Global Select Market generally are valued at the NASDAQ official closing price. Unlisted or listed securities for which closing sales prices or closing quotations are not available are valued at the mean between the latest available bid and asked prices or, in the case of preferred equity securities that are not listed or traded in the over-the-counter market, by an independent pricing service. Exchange-traded options are valued at the last sale price for the day of valuation as quoted on any exchange on which the options are traded or, in the absence of sales on such date, at the mean between the closing bid and asked prices therefore. Over-the-counter options are valued based on broker quotations. Short-term debt securities with a remaining maturity of sixty days or less are valued at amortized cost, which approximates market value. If short-term debt securities are acquired with a remaining maturity of more than sixty days, they will be valued by a pricing service. Foreign securities and currencies are valued in U.S. dollars, based on foreign currency exchange rate quotations supplied by an independent quotation service. The independent service uses a proprietary model to determine the exchange rate. Inputs to the model include reported trades and implied bid/ask spreads. The daily valuation of exchange-traded foreign securities generally is determined as of the close of trading on the principal exchange on which such securities trade. Events occurring after the close of trading on foreign exchanges may result in adjustments to the valuation of foreign securities to more accurately reflect their fair value as of the close of regular trading on the New York Stock Exchange. When valuing foreign equity securities that meet certain criteria, the Trustees have approved the use of a fair value service that values such securities to reflect market trading that occurs after the close of the applicable foreign markets of comparable securities or other instruments that have a strong correlation to the fair-valued securities. Investments for which valuations or market quotations are not readily available are valued at fair value using methods determined in good faith by or at the direction of the Trustees of the Fund considering relevant factors, data and information including the market value of freely tradable securities of the same class in the principal market on which such securities are normally traded.

The Fund may invest in Cash Management Portfolio (Cash Management), an affiliated investment company managed by Boston Management and Research (BMR), a subsidiary of Eaton Vance Management (EVM). Cash Management values its investment securities utilizing the amortized cost valuation technique permitted by Rule 2a-7 of the 1940 Act, pursuant to which Cash Management must comply with certain conditions. This technique involves initially valuing a portfolio security at its cost and thereafter assuming a constant amortization to maturity of any discount or premium. If amortized cost is determined not to approximate fair value, Cash Management may value its investment securities based on available market quotations provided by a pricing service.

B  Investment Transactions — Investment transactions for financial statement purposes are accounted for on a trade date basis. Realized gains and losses on investments sold are determined on the basis of identified cost.

C  Income — Dividend income is recorded on the ex-dividend date for dividends received in cash and/or securities. However, if the ex-dividend date has passed, certain dividends from foreign securities are recorded as the Fund is informed of the ex-dividend date. Withholding taxes on foreign dividends and capital gains have been provided for in accordance with the Fund’s understanding of the applicable countries’ tax rules and rates. Interest income is recorded on the basis of interest accrued, adjusted for amortization of premium or accretion of discount.

D  Federal Taxes — The Fund’s policy is to comply with the provisions of the Internal Revenue Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of its net investment income, and all or substantially all of its net realized capital gains. Alternatively, the Fund may choose to retain all or a portion of its net capital gains and pay a federal corporate income tax on such amount retained. For the year ended December 31, 2008, the Fund accrued a federal corporate income tax of $43,353,768 on realized capital gains of $123,867,909 that it retained.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

Additionally, at December 31, 2008, the Fund had net capital losses of $148,580,880 attributable to security transactions incurred after October 31, 2008. These net capital losses are treated as arising on the first day of the Fund’s taxable year ending December 31, 2009.

As of December 31, 2008, the Fund had no uncertain tax provisions that would require financial statement recognition, de-recognition, or disclosure. Each of the Fund’s federal tax returns filed since the start of business on July 31, 2007 to December 31, 2008 remains subject to examination by the Internal Revenue Service.

E  Expense Reduction — State Street Bank and Trust Company (SSBT) serves as custodian of the Fund. Pursuant to the custodian agreement, SSBT receives a fee reduced by credits, which are determined based on the average daily cash balance the Fund maintains with SSBT. All credit balances, if any, used to reduce the Fund’s custodian fees are reported as a reduction of expenses in the Statement of Operations.

F  Organization and Offering Costs — Costs incurred by the Fund in connection with its organization are expensed. Costs incurred by the Fund in connection with the offering of its common shares are recorded as a reduction of additional paid-in capital.

G  Foreign Currency Translation — Investment valuations, other assets, and liabilities initially expressed in foreign currencies are translated each business day into U.S. dollars based upon current exchange rates. Purchases and sales of foreign investment securities and income and expenses denominated in foreign currencies are translated into U.S. dollars based upon currency exchange rates in effect on the respective dates of such transactions. Recognized gains or losses on investment transactions attributable to changes in foreign currency exchange rates are recorded for financial statement purposes as net realized gains and losses on investments. That portion of unrealized gains and losses on investments that results from fluctuations in foreign currency exchange rates is not separately disclosed.

H  Use of Estimates — The preparation of the financial statements in conformity with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the reported amounts of income and expense during the reporting period. Actual results could differ from those estimates.

I  Indemnifications — Under the Fund’s organizational documents, its officers and Trustees may be indemnified against certain liabilities and expenses arising out of the performance of their duties to the Fund, and shareholders are indemnified against personal liability for the obligations of the Fund. Additionally, in the normal course of business, the Fund enters into agreements with service providers that may contain indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Fund that have not yet occurred.

J  Written Options — Upon the writing of a call or a put option, the premium received by the Fund is included in the Statement of Assets and Liabilities as a liability. The amount of the liability is subsequently marked-to-market to reflect the current market value of the option written, in accordance with the Fund’s policies on investment valuations discussed above. Premiums received from writing options which expire are treated as realized gains. Premiums received from writing options which are exercised or are closed are added to or offset against the proceeds or amount paid on the transaction to determine the realized gain or loss. If a put option on a security is exercised, the premium reduces the cost basis of the securities purchased by the Fund. The Fund, as a writer of an option, may have no control over whether the underlying securities or other assets may be sold (call) or purchased (put) and, as a result, bears the market risk of an unfavorable change in the price of the securities or other assets underlying the written option. The Fund may also bear the risk of not being able to enter into a closing transaction if a liquid secondary market does not exist.

K  Purchased Options — Upon the purchase of a call or put option, the premium paid by the Fund is included in the Statement of Assets and Liabilities as an investment. The amount of the investment is subsequently marked-to-market to reflect the current market value of the option purchased, in accordance with the Fund’s policies on investment valuations discussed above. If an option which the Fund had purchased expires on the stipulated expiration date, the Fund will realize a loss in the amount of the cost of the option. If the Fund enters into a closing sale transaction, the Fund will realize a gain or loss, depending on whether the sales proceeds from the closing sale transaction are greater or less than the cost of the option. If the Fund exercises a put option, it will realize a gain or loss from the sale of the underlying security, and the proceeds from such sale will be decreased by the premium originally paid. If the Fund exercises a call option, the cost of the security which the Fund purchases upon exercise will be increased by the premium originally paid. The risk associated with purchasing options is limited to the premium originally paid.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

2   Distributions to Shareholders

The Fund intends to make quarterly distributions from its cash available for distribution, which consists of the Fund’s dividends and interest income after payment of Fund expenses, net option premiums and net realized and unrealized gains on stock investments. At least annually, the Fund intends to distribute all or substantially all of its net realized capital gains, if any. Distributions are recorded on the ex-dividend date. The Fund distinguishes between distributions on a tax basis and a financial reporting basis. Accounting principles generally accepted in the United States of America require that only distributions in excess of tax basis earnings and profits be reported in the financial statements as a return of capital. Permanent differences between book and tax accounting relating to distributions are reclassified to paid-in capital. For tax purposes, distributions from short-term capital gains are considered to be from ordinary income. Distributions in any year may include a substantial return of capital component.

The tax character of distributions declared for the year ended December 31, 2008 and the period from the start of business, July 31, 2007, to December 31, 2007 was as follows:

	Year Ended	Period Ended
	December 31, 2008	December 31, 2007

Distributions declared from:
Ordinary income	$33,724,663	$12,789,566
Long-term capital gains	$92,794,964	$18,802,684

During the year ended December 31, 2008, accumulated distributions in excess of net realized gains was increased by $80,243,634, accumulated undistributed net investment income was decreased by $49,084 and paid-in capital was increased by $80,292,718 due to differences between book and tax accounting, primarily for foreign currency gain (loss), distributions from real estate investment trusts and retention of and tax paid on long-term capital gains. These reclassifications had no effect on the net assets or net asset value per share of the Fund.

As of December 31, 2008, the components of distributable earnings (accumulated losses) and unrealized appreciation (depreciation) on a tax basis were as follows:

Undistributed long-term capital gains	$604,782
Net unrealized depreciation	$(55,386,298)
Post October capital losses	$(148,580,880)

The differences between components of distributable earnings (accumulated losses) on a tax basis and the amounts reflected in the Statement of Assets and Liabilities are primarily due to wash sales, written options contracts and investments in partnerships.

3   Investment Adviser Fee and Other Transactions with Affiliates

The investment adviser fee is earned by EVM as compensation for management and investment advisory services rendered to the Fund. The fee is computed at an annual rate of 1.00% of the Fund’s average daily gross assets and is payable monthly. Gross assets as referred to herein represent net assets plus obligations attributable to investment leverage, if any. The portion of the adviser fee payable by Cash Management on the Fund’s investment of cash therein is credited against the Fund’s adviser fee. For the year ended December 31, 2008 the Fund’s adviser fee totaled $13,227,813 of which $309,800 was allocated from Cash Management and $12,918,013 was paid or accrued directly by the Fund. Pursuant to a sub-advisory agreement, EVM has delegated the investment management of the Fund’s options strategy to Rampart Investment Management Company, Inc. (Rampart). EVM pays Rampart a portion of its advisory fee for sub-advisory services provided to the Fund. EVM also serves as administrator of the Fund, but receives no compensation.

Except for Trustees of the Fund who are not members of EVM’s organization, officers and Trustees receive remuneration for their services to the Fund out of the investment adviser fee. Trustees of the Fund who are not affiliated with EVM may elect to defer receipt of all or a percentage of their annual fees in accordance with the terms of the Trustees Deferred Compensation Plan. For the year ended December 31, 2008, no significant amounts have been deferred. Certain officers and Trustees of the Fund are officers of EVM.

4   Purchases and Sales of Investments

Purchases and sales of investments, other than short-term obligations, aggregated $1,373,405,820 and $1,170,850,713, respectively, for the year ended December 31, 2008. During the year ended December 31, 2008, the Fund realized a gain of $14,487 due to the sale of an investment security not meeting investment guidelines.

5   Common Shares of Beneficial Interest

The Fund may issue common shares pursuant to its dividend reinvestment plan. Transactions in common shares were as follows:

	Year Ended	Period Ended
	December 31, 2008	December 31, 2007(1)

Sales	—	70,205,000
Issued to shareholders electing to receive payments of distributions in Fund shares	600,825	—

Net increase	600,825	70,205,000

(1)	For the period from the start of business, July 31, 2007, to December 31, 2007.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

NOTES TO FINANCIAL STATEMENTS CONT’D

6   Federal Income Tax Basis of Investments

The cost and unrealized appreciation (depreciation) of investments of the Fund at December 31, 2008, as determined on a federal income tax basis, were as follows:

Aggregate cost	$1,331,621,622

Gross unrealized appreciation	$5,050,202
Gross unrealized depreciation	(69,764,049)

Net unrealized depreciation	$(64,713,847)

7   Financial Instruments

The Fund may trade in financial instruments with off-balance sheet risk in the normal course of its investing activities. These financial instruments may include written options and may involve, to a varying degree, elements of risk in excess of the amounts recognized for financial statement purposes. The notional or contractual amounts of these instruments represent the investment the Fund has in particular classes of financial instruments and does not necessarily represent the amounts potentially subject to risk. The measurement of the risks associated with these instruments is meaningful only when all related and offsetting transactions are considered. A summary of written call options at December 31, 2008 is included in the Portfolio of Investments.

Written call and put options activity for the year ended December 31, 2008 was as follows:

	Number of	Premiums
	Contracts	Received

Outstanding, beginning of year	70,117	$21,506,649
Options written	279,478	243,628,281
Options terminated in closing purchase transactions	(268,041)	(244,582,593)
Options exercised	(14,486)	(1,566,225)
Options expired	(57,234)	(7,029,869)

Outstanding, end of year	9,834	$11,956,243

All of the assets of the Fund are subject to segregation to satisfy the requirements of the escrow agent. At December 31, 2008, the Fund had sufficient cash and/or securities to cover commitments under these contracts.

8   Fair Value Measurements

The Fund adopted Financial Accounting Standards Board (FASB) Statement of Financial Accounting Standards No. 157 (FAS 157), “Fair Value Measurements”, effective January 1, 2008. FAS 157 established a three-tier hierarchy to prioritize the assumptions, referred to as inputs, used in valuation techniques to measure fair value. The three-tier hierarchy of inputs is summarized in the three broad levels listed below.

•	Level 1 – quoted prices in active markets for identical investments

•	Level 2 – other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3 – significant unobservable inputs (including a fund’s own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities.

At December 31, 2008, the inputs used in valuing the Fund’s investments, which are carried at value, were as follows:

		Investments in	Other Financial
	Valuation Inputs	Securities	Instruments*

Level 1	Quoted Prices	$1,175,765,805	$(2,622,600)
Level 2	Other Significant Observable Inputs	91,141,970	—
Level 3	Significant Unobservable Inputs	—	—

Total		$1,266,907,775	$(2,622,600)

*	Other financial instruments include written call options.

The Fund held no investments or other financial instruments as of December 31, 2007 whose fair value was determined using Level 3 inputs.

9   Recently Issued Accounting Pronouncement

In March 2008, the FASB issued Statement of Financial Accounting Standards No. 161 (FAS 161), “Disclosures about Derivative Instruments and Hedging Activities”. FAS 161 requires enhanced disclosures about an entity’s derivative and hedging activities, including qualitative disclosures about the objectives and strategies for using derivatives, quantitative disclosures about fair value amounts of and gains and losses on derivative instruments, and disclosures about credit-risk related contingent features in derivative instruments. FAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. Management is currently evaluating the impact the adoption of FAS 161 will have on the Fund’s financial statement disclosures.

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Trustees and Shareholders of Eaton Vance Risk-Managed Diversified Equity Income Fund:
We have audited the accompanying statement of assets and liabilities of Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”), including the portfolio of investments, as of December 31, 2008, the related statement of operations for the year then ended, and the statements of changes in net assets and the financial highlights for the year then ended and the period from the start of business, July 31, 2007, to December 31, 2007. These financial statements and financial highlights are the responsibility of the Fund’s management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. The Fund is not required to have, nor were we engaged to perform, an audit of its internal control over financial reporting. Our audits included consideration of internal control over financial reporting as a basis for designing audit procedures that are appropriate in the circumstances, but not for the purpose of expressing an opinion on the effectiveness of the Fund’s internal control over financial reporting. Accordingly, we express no such opinion. An audit also includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. Our procedures included confirmation of securities owned as of December 31, 2008, by correspondence with the custodian and brokers; where replies were not received from brokers, we performed other auditing procedures. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008, the results of its operations for the year then ended, and the changes in its net assets and the financial highlights for the year then ended and the period from the start of business, July 31, 2007, to December 31, 2007, in conformity with accounting principles generally accepted in the United States of America.

DELOITTE & TOUCHE LLP
Boston, Massachusetts
February 16, 2009

Eaton Vance Risk-Managed Diversified Equity Income Fund as of December 31, 2008

FEDERAL TAX INFORMATION (Unaudited)

The Form 1099-DIV you received in January 2009 showed the tax status of all distributions paid to your account in calendar 2008. Shareholders are advised to consult their own tax adviser with respect to the tax consequences of their investment in the Fund. As required by the Internal Revenue Code regulations, shareholders must be notified within 60 days of the Fund’s fiscal year end regarding the status of qualified dividend income for individuals, the dividends received deduction for corporations, and capital gain dividends.

Qualified Dividend Income. The Fund designates approximately $21,552,313, or up to the maximum amount of such dividends allowable pursuant to the Internal Revenue Code, as qualified dividend income eligible for the reduced tax rate of 15%.

Dividends Received Deduction. Corporate shareholders are generally entitled to take the dividends received deduction on the portion of the Fund’s dividend distribution that qualifies under tax law. For the Fund’s fiscal 2008 ordinary income dividends, 60.80% qualifies for the corporate dividends received deduction.

Capital Gain Dividends. The Fund designates $92,794,964 as a capital gain dividend.

Eaton Vance Risk-Managed Diversified Equity Income Fund

DIVIDEND REINVESTMENT PLAN

The Fund offers a dividend reinvestment plan (the Plan) pursuant to which shareholders automatically have dividends and capital gains distributions reinvested in common shares (the Shares) of the Fund unless they elect otherwise through their investment dealer. On the distribution payment date, if the net asset value per Share is equal to or less than the market price per Share plus estimated brokerage commissions, then new Shares will be issued. The number of Shares shall be determined by the greater of the net asset value per Share or 95% of the market price. Otherwise, Shares generally will be purchased on the open market by the Plan Agent. Distributions subject to income tax (if any) are taxable whether or not shares are reinvested.

If your shares are in the name of a brokerage firm, bank, or other nominee, you can ask the firm or nominee to participate in the Plan on your behalf. If the nominee does not offer the Plan, you will need to request that your shares be re-registered in your name with the Fund’s transfer agent, American Stock Transfer & Trust Company, or you will not be able to participate.

The Plan Agent’s service fee for handling distributions will be paid by the Fund. Each participant will be charged their pro rata share of brokerage commissions on all open-market purchases.

Plan participants may withdraw from the Plan at any time by writing to the Plan Agent at the address noted on the following page. If you withdraw, you will receive shares in your name for all Shares credited to your account under the Plan. If a participant elects by written notice to the Plan Agent to have the Plan Agent sell part or all of his or her Shares and remit the proceeds, the Plan Agent is authorized to deduct a $5.00 fee plus brokerage commissions from the proceeds.

If you wish to participate in the Plan and your shares are held in your own name, you may complete the form on the following page and deliver it to the Plan Agent.

Any inquires regarding the Plan can be directed to the Plan Agent, American Stock Transfer & Trust Company, at 1-866-439-6787.

Eaton Vance Risk-Managed Diversified Equity Income Fund

APPLICATION FOR PARTICIPATION IN DIVIDEND REINVESTMENT PLAN

This form is for shareholders who hold their common shares in their own names. If your common shares are held in the name of a brokerage firm, bank, or other nominee, you should contact your nominee to see if it will participate in the Plan on your behalf. If you wish to participate in the Plan, but your brokerage firm, bank, or nominee is unable to participate on your behalf, you should request that your common shares be re-registered in your own name which will enable your participation in the Plan.

The following authorization and appointment is given with the understanding that I may terminate it at any time by terminating my participation in the Plan as provided in the terms and conditions of the Plan.

Please print exact name on account:
Shareholder signature                                   Date
Shareholder signature                                   Date

Please sign exactly as your common shares are registered. All persons whose names appear on the share certificate must sign.

YOU SHOULD NOT RETURN THIS FORM IF YOU WISH TO RECEIVE YOUR DIVIDENDS AND DISTRIBUTIONS IN CASH. THIS IS NOT A PROXY.

This authorization form, when signed, should be mailed to the following address:

Eaton Vance Risk-Managed Diversified Equity Income Fund
c/o American Stock Transfer & Trust Company
P.O. Box 922
Wall Street Station
New York, NY 10269-0560

Number of Employees
The Fund is organized as a Massachusetts business trust and is registered under the Investment Company Act of 1940, as amended, as a diversified, closed-end management investment company and has no employees.

Number of Shareholders
As of December 31, 2008, our records indicate that there are 110 registered shareholders and approximately 50,000 shareholders owning the Fund shares in street name, such as through brokers, banks, and financial intermediaries.

If you are a street name shareholder and wish to receive our reports directly, which contain important information about the Fund, please write or call:

Eaton Vance Distributors, Inc.
The Eaton Vance Building
255 State Street
Boston, MA 02109
1-800-262-1122

New York Stock Exchange symbol

The New York Stock Exchange symbol is ETJ.

Eaton Vance Risk-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT

Overview of the Contract Review Process

The Investment Company Act of 1940, as amended (the “1940 Act”), provides, in substance, that in order for a fund to enter into an investment advisory agreement with an investment adviser, the fund’s Board of Trustees, including a majority of the Trustees who are not “interested persons” of the fund (“Independent Trustees”), must approve the agreement and its terms at an in-person meeting called for the purpose of considering such approval.

At a meeting of the Boards of Trustees (each a “Board”) of the Eaton Vance group of mutual funds (the “Eaton Vance Funds”) held on April 23, 2007, the Board, including a majority of the Independent Trustees, voted to approve the investment advisory agreement of the Eaton Vance Risk-Managed Diversified Equity Income Fund (the “Fund”) with Eaton Vance Management (the “Adviser”) and the sub-advisory agreement with Rampart Investment Management Company, Inc. (the “Sub-adviser”). The Board reviewed information furnished for the April 2007 meeting as well as information previously furnished with respect to the approval of other investment advisory agreements for other Eaton Vance Funds. Such information included, among other things, the following:

Information about Fees and Expenses

•	The advisory and related fees to be paid by the Fund and the anticipated expense ratio of the Fund;
•	Comparative information concerning fees charged by the Adviser and Sub-adviser for managing other mutual funds and institutional accounts using investment strategies and techniques similar to those to be used in managing the Fund, and concerning fees charged by other advisers for managing funds similar to the Fund;

Information about Portfolio Management

•	Descriptions of the investment management services to be provided to the Fund, including the investment strategies and processes to be employed;
•	Information concerning the allocation of brokerage and the benefits expected to be received by the Adviser as a result of brokerage allocation for the Fund, including information concerning the acquisition of research through “soft dollar” benefits received in connection with the Fund’s brokerage, and the implementation of the soft dollar reimbursement program established with respect to the Eaton Vance Funds;
•	The procedures and processes to be used to determine the fair value of Fund assets and actions to be taken to monitor and test the effectiveness of such procedures and processes;

Information about the Adviser and Sub-adviser

•	Reports detailing the financial results and condition of the Adviser and Sub-adviser;
•	Descriptions of the qualifications, education and experience of the individual investment professionals whose responsibilities include portfolio management and investment research for the Fund, and information relating to their compensation and responsibilities with respect to managing other mutual funds and investment accounts;
•	Copies of the Codes of Ethics of the Adviser and its affiliates and the Sub-adviser, together with information relating to compliance with and the administration of such codes;
•	Copies of or descriptions of the Adviser’s and Sub-adviser’s proxy voting policies and procedures;
•	Information concerning the resources devoted to compliance efforts undertaken by the Adviser and its affiliates, on behalf of the Eaton Vance Funds (including descriptions of various compliance programs) and their record of compliance with investment policies and restrictions, including policies with respect to market-timing, late trading and selective portfolio disclosure, and with policies on personal securities transactions;
•	Descriptions of the business continuity and disaster recovery plans of the Adviser and its affiliates and of the Sub-adviser;

Other Relevant Information

•	Information concerning the nature, cost and character of the administrative and other non-investment management services to be provided by Eaton Vance Management and its affiliates;
•	Information concerning management of the relationship with the custodian, subcustodians and Fund accountants by the Adviser (which is also the administrator); and
•	The terms of the advisory and sub-advisory agreements of the Fund.

Results of the Process

Based on its consideration of the foregoing, and such other information as it deemed relevant, including the factors and conclusions described below, the Board concluded that the terms of the Fund’s investment advisory agreements with the Adviser and Sub-adviser, including their fee structures, are in the interests of shareholders and, therefore, the Board, including a majority of the Independent Trustees, voted to approve the advisory and sub-advisory agreements for the Fund.

Eaton Vance Risk-Managed Diversified Equity Income Fund

BOARD OF TRUSTEES’ ANNUAL APPROVAL OF THE INVESTMENT ADVISORY AGREEMENT CONT’D

Nature, Extent and Quality of Services

In considering whether to approve the investment advisory and sub-advisory agreements of the Fund, the Board evaluated the nature, extent and quality of services to be provided to the Fund by the Adviser and Sub-adviser.

The Board considered the Adviser’s and Sub-adviser’s management capabilities and investment process with respect to the types of investments to be held by the Fund, including the education, experience and number of its investment professionals and other personnel who provide portfolio management, investment research, and similar services to the Fund, and whose responsibilities include supervising the Sub-adviser and coordinating activities in implementing the Fund’s investment strategy.

In particular, the Board evaluated the abilities and experience of such investment personnel in analyzing factors such as tax efficiency and special considerations relevant to investing in stocks and selling call options on various indexes, including the S&P 500 Index. With respect to Rampart, the Board considered Rampart’s business reputation and its options strategy and its past experience in implementing this strategy.

The Board reviewed the compliance programs of the Adviser, Sub-adviser and relevant affiliates thereof. Among other matters, the Board considered compliance and reporting matters relating to personal trading by investment personnel, selective disclosure of portfolio holdings, late trading, frequent trading, portfolio valuation, business continuity and the allocation of investment opportunities.

The Board also evaluated the responses of the Adviser and its affiliates to requests from regulatory authorities such as the Securities and Exchange Commission and the National Association of Securities Dealers.

The Board considered shareholder and other administrative services provided or managed by Eaton Vance Management and its affiliates, including transfer agency and accounting services. The Board evaluated the benefits to shareholders of investing in a fund that is a part of a large family of funds, including the ability, in many cases, to exchange an investment among different funds without incurring additional sales charges.

After consideration of the foregoing factors, among others, the Board concluded that the nature, extent and quality of services to be provided by the Adviser, taken as a whole, are appropriate and consistent with the terms of the investment advisory agreement.

Management Fees and Expenses

The Board reviewed contractual investment advisory fee rates, including any administrative fee rates, to be payable by the Fund, (referred to collectively as “management fees”). As part of its review, the Board considered the Fund’s management fees and estimated expense ratio for a one-year period.

After reviewing the foregoing information, and in light of the nature, extent and quality of the services to be provided by the Adviser, the Board concluded with respect to the Fund that the management fees proposed to be charged to the Fund for advisory and related services and the total expense ratio of the Fund are reasonable.

Profitability

The Board reviewed the level of profits projected to be realized by the Adviser and relevant affiliates in providing investment advisory and administrative services to the Fund. The Board considered the level of profits expected to be realized without regard to revenue sharing or other payments by the Adviser and its affiliates to third parties in respect of distribution services. The Board also considered other direct or indirect benefits expected to be received by the Adviser and its affiliates in connection with its relationship with the Fund. The Board also concluded that, in light of its role as a sub-adviser not affiliated with the Adviser, the Sub-adviser’s expected profitability in managing the Fund was not a material factor.

The Board concluded that, in light of the foregoing factors and the nature, extent and quality of the services rendered, the profits expected to be realized by the Adviser and its affiliates are reasonable.

Economies of Scale

In reviewing management fees and profitability, the Board also considered the extent to which the Adviser and its affiliates, on the one hand, and the Fund, on the other hand, can expect to realize benefits from economies of scale as the assets of the Fund increase. The Board acknowledged the difficulty in accurately measuring the benefits resulting from the economies of scale with respect to the management of any specific fund or group of funds. The Board also considered the fact that the Fund will not be continuously offered and concluded that, in light of the level of the Adviser’s projected profits with respect to the Fund, the implementation of breakpoints in the advisory fee schedule is not appropriate. Based upon the foregoing, the Board concluded that the benefits from economies of scale are expected to be shared equitably by the Adviser and its affiliates, the Sub-adviser, and the Fund.

Eaton Vance Risk-Managed Diversified Equity Income Fund

MANAGEMENT AND ORGANIZATION

Fund Management. The Trustees of Eaton Vance Risk-Managed Diversified Equity Income Fund (the Fund) are responsible for the overall management and supervision of the Fund’s affairs. The Trustees and officers of the Fund are listed below. Except as indicated, each individual has held the office shown or other offices in the same company for the last five years. Officers of the Fund hold indefinite terms of office and Trustees’ term of office is noted below. The “noninterested Trustees” consist of those Trustees who are not “interested persons” of the Fund, as that term is defined under the 1940 Act. The business address of each Trustee and officer is The Eaton Vance Building, 255 State Street, Boston, Massachusetts 02109 until March 22, 2009 and thereafter at Two International Place, Boston, Massachusetts 02110. As used below, “EVC” refers to Eaton Vance Corp., “EV” refers to Eaton Vance, Inc., “EVM” refers to Eaton Vance Management, “BMR” refers to Boston Management and Research and “EVD” refers to Eaton Vance Distributors, Inc. EVC and EV are the corporate parent and trustee, respectively, of EVM and BMR. EVD is a wholly-owned subsidiary of EVC. Each officer affiliated with Eaton Vance may hold a position with other Eaton Vance affiliates that is comparable to his or her position with EVM listed below.

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Interested Trustee

Thomas E. Faust Jr. 5/31/58	Class I Trustee and Vice President	Until 2011. 3 years. Trustee and Vice President since 2007.	Chairman, Chief Executive Officer and President of EVC, Director and President of EV, Chief Executive Officer and President of EVM and BMR, and Director of EVD. Trustee and/or Officer of 173 registered investment companies and 4 private companies managed by EVM or BMR. Mr. Faust is an interested person because of his positions with EVM, BMR, EVD, EVC and EV, which are affiliates of the Fund.	173	Director of EVC

Noninterested Trustees

Benjamin C. Esty 1/2/63	Class I Trustee	Until 2011. 3 years. Trustee since 2007.	Roy and Elizabeth Simmons Professor of Business Administration, Harvard University Graduate School of Business Administration.	173	None

Allen R. Freedman 4/3/40	Class I Trustee	Until 2011. 3 years. Trustee since 2007.	Former Chairman (2002-2004) and a Director (1983-2004) of Systems & Computer Technology Corp. (provider of software to higher education). Formerly, a Director of Loring Ward International (fund distributor) (2005-2007). Formerly, Chairman and a Director of Indus International, Inc. (provider of enterprise management software to the power generating industry) (2005-2007).	173	Director of Assurant, Inc. (insurance provider) and Stonemor Partners L.P. (owner and operator of cemeteries)

William H. Park 9/19/47	Class II Trustee	Until 2009. 3 years. Trustee since 2007.	Vice Chairman, Commercial Industrial Finance Corp. (specialty finance company) (since 2006). Formerly, President and Chief Executive Officer, Prizm Capital Management, LLC (investment management firm) (2002-2005).	173	None

Ronald A. Pearlman 7/10/40	Class II Trustee	Until 2009. 3 years. Trustee since 2007.	Professor of Law, Georgetown University Law Center.	173	None

Helen Frame Peters 3/22/48	Class II Trustee	Until 2009. 1 year. Trustee since 2008.	Professor of Finance, Carroll School of Management, Boston College. Adjunct Professor of Finance, Peking University, Beijing, China (since 2005).	173	Director of Federal Home Loan Bank of Boston (a bank for banks) and BJ’s Wholesale Clubs (wholesale club retailer); Trustee of SPDR Index Shares Funds and SPDR Series Trust (exchange traded funds)

Heidi L. Steiger 7/8/53	Class III Trustee	Until 2010. 3 years. Trustee since 2007.	Managing Partner, Topridge Associates LLC (global wealth management firm) (since 2008); Senior Advisor (since 2008), President (2005-2008), Lowenhaupt Global Advisors, LLC (global wealth management firm). Formerly, President and Contributing Editor, Worth Magazine (2004-2005). Formerly, Executive Vice President and Global Head of Private Asset Management (and various other positions), Neuberger Berman (investment firm) (1986-2004).	173	Director of Nuclear Electric Insurance Ltd. (nuclear insurance provider) and Aviva USA (insurance provider)

Eaton Vance Risk-Managed Diversified Equity Income Fund

MANAGEMENT AND ORGANIZATION CONT’D

		Term of		Number of Portfolios
	Position(s)	Office and		in Fund Complex
Name and	with the	Length of	Principal Occupation(s)	Overseen By
Date of Birth	Fund	Service	During Past Five Years	Trustee(1)	Other Directorships Held

Noninterested Trustees (continued)

Lynn A. Stout 9/14/57	Class III Trustee	Until 2010. 3 years. Trustee since 2007.	Paul Hastings Professor of Corporate and Securities Law (since 2006) and Professor of Law (2001-2006), University of California at Los Angeles School of Law.	173	None

Ralph F. Verni 1/26/43	Chairman of the Board and Class III Trustee	Until 2010. 3 years. Trustee and Chairman of the Board since 2007.	Consultant and private investor.	173	None

Principal Officers who are not Trustees

Term of
	Position	Office and
Name and	with the	Length of	Principal Occupation(s)
Date of Birth	Fund	Service	During Past Five Years

Duncan W. Richardson 10/26/57	President	Since 2007	Executive Vice President and Chief Equity Investment Officer of EVC, EVM and BMR. Officer of 81 registered investment companies managed by EVM or BMR.

Michael A. Allison 10/26/64	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 23 registered investment companies managed by EVM or BMR.

Walter A. Row, III 7/20/57	Vice President	Since 2007	Vice President of EVM and BMR. Officer of 24 registered investment companies managed by EVM or BMR.

Barbara E. Campbell 6/19/57	Treasurer	Since 2007	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Maureen A. Gemma 5/24/60	Secretary and Chief Legal Officer	Secretary since 2007 and Chief Legal Officer since 2008	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

Paul M. O’Neil 7/1/53	Chief Compliance Officer	Since 2007	Vice President of EVM and BMR. Officer of 173 registered investment companies managed by EVM or BMR.

(1)	Includes both master and feeder funds in a master-feeder structure.

In accordance with section 303A.12 (a) of the New York Stock Exchange Listed Company Manual, the Fund’s Annual CEO Certification certifying as to compliance with NYSE’s Corporate Governance Listing Standards was submitted to the Exchange on December 16, 2008. The Fund has also filed its CEO and CFO certifications required by Section 302 of the Sarbanes-Oxley Act with the SEC as an exhibit to its most recent Form N-CSR.

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Investment Adviser and Administrator of
Eaton Vance Risk-Managed Diversified Equity Income Fund
Eaton Vance Management
The Eaton Vance Building
255 State Street
Boston, MA 02109

Sub-Adviser of Eaton Vance Risk-Managed Diversified Equity Income Fund
Rampart Investment Management Company, Inc.
One International Place
Boston, MA 02110

Custodian
State Street Bank and Trust Company
200 Clarendon Street
Boston, MA 02116

Transfer Agent
American Stock Transfer & Trust Company
59 Maiden Lane
Plaza Level
New York, NY 10038

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
200 Berkeley Street
Boston, MA 02116-5022

Eaton Vance Risk-Managed Diversified Equity Income Fund
The Eaton Vance Building
255 State Street
Boston, MA 02109

3079-2/09	CE-ETJSRC

Item 2. Code of Ethics
The registrant has adopted a code of ethics applicable to its Principal Executive Officer, Principal Financial Officer and Principal Accounting Officer. The registrant undertakes to provide a copy of such code of ethics to any person upon request, without charge, by calling 1-800-262-1122.
Item 3. Audit Committee Financial Expert
The registrant’s Board has designated William H. Park, an independent trustee, as its audit committee financial expert. Mr. Park is a certified public accountant who is the Vice Chairman of Commercial

Industrial Finance Corp (specialty finance company). Previously, he served as President and Chief Executive Officer of Prizm Capital Management, LLC (investment management firm) and as Executive Vice President and Chief Financial Officer of United Asset Management Corporation (“UAM”) (a holding company owning institutional investment management firms).
Item 4. Principal Accountant Fees and Services
(a) —(d)
The following table presents the aggregate fees billed to the registrant for the registrant’s fiscal years ended December 31, 2007 and December 31, 2008 by the Fund’s principal accountant for professional services rendered for the audit of the registrant’s annual financial statements and fees billed for other services rendered by the principal accountant during such period.

Fiscal Years Ended	12/31/07	12/31/08

Audit Fees	$57,000	$60,035
Audit-Related Fees(1)	0	0
Tax Fees(2)	8,000	9,380
All Other Fees(3)	0	0

Total	$65,000	$69,415

(1)	Audit-related fees consist of the aggregate fees billed for assurance and related services that are reasonably related to the performance of the audit of financial statements and are not reported under the category of audit fees.

(2)	Tax fees consist of the aggregate fees billed for professional services rendered by the principal accountant relating to tax compliance, tax advice, and tax planning and specifically include fees for tax return preparation.

(3)	All other fees consist of the aggregate fees billed for products and services provided by the principal accountant other than audit, audit-related, and tax services.
(e)(1) The registrant’s audit committee has adopted policies and procedures relating to the pre-approval of services provided by the registrant’s principal accountant (the “Pre-Approval Policies”). The Pre-Approval Policies establish a framework intended to assist the audit committee in the proper discharge of its pre-approval responsibilities. As a general matter, the Pre-Approval Policies (i) specify certain types of audit, audit-related, tax, and other services determined to be pre-approved by the audit committee; and (ii) delineate specific procedures governing the mechanics of the pre-approval process, including the approval and monitoring of audit and non-audit service fees. Unless a service is specifically pre-approved under the Pre-Approval Policies, it must be separately pre-approved by the audit committee.
The Pre-Approval Policies and the types of audit and non-audit services pre-approved therein must be reviewed and ratified by the registrant’s audit committee at least annually. The registrant’s audit committee maintains full responsibility for the appointment, compensation, and oversight of the work of the registrant’s principal accountant.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant’s audit committee pursuant to the “de minimis exception” set forth in Rule 2-01(c)(7)(i)(C) of Regulation S-X.
(f) Not applicable.
(g) The following table presents (i) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed to the registrant by the registrant’s principal accountant for the registrant’s fiscal year ended December 31, 2007 and the fiscal year ended December 31, 2008; and (ii) the aggregate non-audit fees (i.e., fees for audit-related, tax, and other services) billed for services rendered to the Eaton Vance organization for the registrant’s principal accountant for the same time periods, respectively.

Fiscal Years Ended	12/31/07	12/31/08

Registrant	$8,000	$9,380
Eaton Vance[1]	$281,446	$345,473

(1)	The Investment adviser to the registrant, as well as any of its affiliates that provide ongoing services to the registrant, are subsidiaries of Eaton Vance Corp.
(h) The registrant’s audit committee has considered whether the provision by the registrant’s principal accountant of non-audit services to the registrant’s investment adviser and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant that were not pre-approved pursuant to Rule 2-01(c)(7)(ii) of Regulation S-X is compatible with maintaining the principal accountant’s independence.
Item 5. Audit Committee of Listed registrants
The registrant has a separately-designated standing audit committee established in accordance with Section 3(a)(58)(A) of the Securities and Exchange Act of 1934, as amended. William H. Park (Chair), Lynn A. Stout, Heidi L. Steiger and Ralph E. Verni are the members of the registrant’s audit committee.
Item 6. Schedule of Investments
Please see schedule of investments contained in the Report to Stockholders included under Item 1 of this Form N-CSR.
Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies
The Board of Trustees of the Trust has adopted a proxy voting policy and procedure (the “Fund Policy”), pursuant to which the Trustees have delegated proxy voting responsibility to the Fund’s investment adviser and adopted the investment adviser’s proxy voting policies and procedures (the “Policies”) which are described below. The Trustees will review the Fund’s proxy voting records from time to time and will annually consider approving the Policies for the upcoming year. In the event that a conflict of interest arises between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund, the investment adviser will generally refrain from voting the proxies related to the companies giving rise to such conflict until it consults with the Board’s

Special Committee except as contemplated under the Fund Policy. The Board’s Special Committee will instruct the investment adviser on the appropriate course of action.
The Policies are designed to promote accountability of a company’s management to its shareholders and to align the interests of management with those shareholders. An independent proxy voting service (“Agent”), currently Institutional Shareholder Services, Inc., has been retained to assist in the voting of proxies through the provision of vote analysis, implementation and recordkeeping and disclosure services. The investment adviser will generally vote proxies through the Agent. The Agent is required to vote all proxies and/or refer then back to the investment adviser pursuant to the Policies. It is generally the policy of the investment adviser to vote in accordance with the recommendation of the Agent. The Agent shall refer to the investment adviser proxies relating to mergers and restructurings, and the disposition of assets, termination, liquidation and mergers contained in mutual fund proxies. The investment adviser will normally vote against anti-takeover measures and other proposals designed to limit the ability of shareholders to act on possible transactions, except in the case of closed-end management investment companies. The investment adviser generally supports management on social and environmental proposals. The investment adviser may abstain from voting from time to time where it determines that the costs associated with voting a proxy outweighs the benefits derived from exercising the right to vote or the economic effect on shareholders interests or the value of the portfolio holding is indeterminable or insignificant.
In addition, the investment adviser will monitor situations that may result in a conflict of interest between the Fund’s shareholders and the investment adviser, the administrator, or any of their affiliates or any affiliate of the Fund by maintaining a list of significant existing and prospective corporate clients. The investment adviser’s personnel responsible for reviewing and voting proxies on behalf of the Fund will report any proxy received or expected to be received from a company included on that list to the personal of the investment adviser identified in the Policies. If such personnel expects to instruct the Agent to vote such proxies in a manner inconsistent with the guidelines of the Policies or the recommendation of the Agent, the personnel will consult with members of senior management of the investment adviser to determine if a material conflict of interests exists. If it is determined that a material conflict does exist, the investment adviser will seek instruction on how to vote from the Special Committee.
Information on how the Fund voted proxies relating to portfolio securities during the most recent 12 month period ended June 30 is available (1) without charge, upon request, by calling 1-800-262-1122, and (2) on the Securities and Exchange Commission’s website at http://www.sec.gov.
Item 8. Portfolio Managers of Closed-End Management Investment Companies
Walter A. Row, Michael A. Allison and other Eaton Vance Management (“EVM”) investment professionals comprise the investment team responsible for the overall management of the Fund’s investments, providing the sub-adviser with research support and supervising the performance of the sub-adviser, Rampart Investment Management Company, Inc. (“Rampart”). Mr. Row and Mr. Allison are the portfolio managers responsible for the day-to-day management of EVM’s responsibilities with respect to the Fund’s investment portfolio. Mr. Row is a Vice President and Head of Structured Equity Portfolios at EVM. He is a member of EVM’s Equity Strategy Committee and co-manages other Eaton

Vance registered investment companies. He joined Eaton Vance’s equity group in 1996. Mr. Allison is a Vice President of EVM and a co-portfolio manager for other Eaton Vance registered investment companies. He is a member of EVM’s Equity Strategy Committee. He first joined Eaton Vance’s equity group in 2000.
Ronald M. Egalka is responsible for the development and implementation of Rampart’s options strategy utilized in managing the Fund. Mr. Egalka has been with Rampart since 1983 and is its President and CEO.
The following tables show, as of the Fund’s most recent fiscal year end, the number of accounts each portfolio manager managed in each of the listed categories and the total assets in the accounts managed within each category. The table also shows the number of accounts with respect to which the advisory fee is based on the performance of the account, if any, and the total assets in those accounts.

			Number of	Total Assets of
			Accounts	Accounts
	Number	Total Assets	Paying a	Paying a
	of All	of All	Performance	Performance
	Accounts	Accounts*	Fee	Fee*
Walter A. Row
Registered Investment Companies	10	$10,246.6	0	$0
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	1	$0.4	0	$0
Michael A. Allison
Registered Investment Companies	8	$10,582.6	0	$0
Other Pooled Investment Vehicles	17	$7,242.6	0	$0
Other Accounts	1	$0.4	0	$0
Ronald M. Egalka
Registered Investment Companies	7	$9,027.4	2	$1,586.4
Other Pooled Investment Vehicles	0	$0	0	$0
Other Accounts	354	$785.3	0	$0

*   In millions of dollars.

The following table shows the dollar range of Fund shares beneficially owned by each portfolio manager as of the Fund’s most recent fiscal year end.

Dollar Range of
Equity Securities
Portfolio Manager	Owned in the Fund
Walter A. Row	$100,001-$500,000
Michael A. Allison	$50,001-$100,000
Ronald M. Egalka	None
Potential for Conflicts of Interest. It is possible that conflicts of interest may arise in connection with a portfolio manager’s management of a Fund’s investments on the one hand and the investments of other accounts for which the portfolio manager is responsible on the other. For example, a portfolio manager may have conflicts of interest in allocating management time, resources and investment opportunities among the Fund and other accounts he or she advises. In addition, due to differences in the investment strategies or restrictions between a Fund and the other accounts, a portfolio manager may take action with respect to another account that differs from the action taken with respect to the Fund. In some cases, another account managed by a portfolio manager may compensate the investment adviser or sub-adviser based on the performance of the securities held by that account. The existence of such a performance based fee may create additional conflicts of interest for the portfolio manager in the allocation of management time, resources and investment opportunities. Whenever conflicts of interest arise, the portfolio manager will endeavor to exercise his or her discretion in a manner that he or she believes is equitable to all interested persons. EVM and the sub-adviser have adopted several policies and procedures designed to address these potential conflicts including: a code of ethics; and policies which govern the investment adviser or sub-adviser’s trading practices, including among other things the aggregation and allocation of trades among clients, brokerage allocation, cross trades and best execution.
Compensation Structure for EVM
Compensation of EVM’s portfolio managers and other investment professionals has three primary components: (1) a base salary, (2) an annual cash bonus, and (3) annual stock-based compensation consisting of options to purchase shares of EVC’s nonvoting common stock andr restricted shares of EVC’s nonvoting common stock. EVM’s investment professionals also receive certain retirement, insurance and other benefits that are broadly available to EVM’s employees. Compensation of EVM’s investment professionals is reviewed primarily on an annual basis. Cash bonuses, stock-based compensation awards, and adjustments in base salary are typically paid or put into effect at or shortly after the October 31st fiscal year end of EVC.
Method to Determine Compensation. EVM compensates its portfolio managers based primarily on the scale and complexity of their portfolio responsibilities and the total return performance of managed funds and accounts versus appropriate peer groups or benchmarks. In addition to rankings within peer groups of funds on the basis of absolute performance, consideration may also be given to relative risk-adjusted performance. Risk-adjusted performance measures include, but are not limited to, the Sharpe Ratio. Performance is normally based on periods ending on the September 30th preceding fiscal year end. Fund performance is normally evaluated primarily versus peer groups of funds as determined by Lipper Inc. and/or Morningstar, Inc. When a fund’s peer group as determined by Lipper or Morningstar is deemed by EVM’s management not to provide a fair comparison, performance may instead be evaluated primarily against a custom peer group. In evaluating the performance of a fund and its manager, primary emphasis is normally placed on three-year performance, with secondary consideration of performance over longer and shorter periods. For funds that are tax-managed or otherwise have an objective of after-tax returns, performance is measured net of taxes. For other funds, performance is evaluated on a pre-tax basis. For funds with an investment objective other than total return (such as current income), consideration will also be given to the fund’s success in achieving its objective. For managers responsible for multiple funds and accounts, investment performance is evaluated on an aggregate basis, based on averages or weighted averages among managed funds and accounts. Funds and accounts that have performance-based advisory fees are not accorded disproportionate weightings in measuring aggregate portfolio manager performance.
The compensation of portfolio managers with other job responsibilities (such as heading an investment group or providing analytical support to other portfolios) will include consideration of the scope of such responsibilities and the managers’ performance in meeting them.
EVM seeks to compensate portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. EVM participates in investment-industry compensation surveys and utilizes survey data as a factor in determining salary, bonus and stock-based compensation levels for portfolio managers and other investment professionals. Salaries, bonuses and stock-based compensation are also influenced by the operating performance of EVM and its parent company. The overall annual cash bonus pool is based on a substantially fixed percentage of pre-bonus operating income. While the salaries of EVM’s portfolio managers are comparatively fixed, cash bonuses and stock-based compensation may fluctuate significantly from year to year, based on changes in manager performance and other factors as described herein. For a high performing portfolio manager, cash bonuses and stock-based compensation may represent a substantial portion of total compensation.
Compensation Structure for Rampart
The identified Rampart portfolio managers are founding shareholders of Rampart. The compensation of the portfolio managers has two primary components: (1) a base salary, and (2) an annual cash bonus. There are also certain retirement, insurance and other benefits that are broadly available to all Rampart employees. Compensation of Rampart investment professionals is reviewed primarily on an annual basis. Cash bonuses and adjustments in base salary are typically paid or put into effect at or shortly after the June 30 fiscal year-end of Rampart.
Rampart compensates its founding shareholders, including the identified portfolio managers, based primarily on the scale and complexity of their responsibilities. The performance of portfolio managers is evaluated primarily based on success in achieving portfolio objectives for managed funds and accounts. Rampart seeks to compensate all portfolio managers commensurate with their responsibilities and performance, and competitive with other firms within the investment management industry. This is reflected in the founding shareholders/identified portfolio managers’ salaries.
Salaries and profit participations are also influenced by the operating performance of Rampart. While the salaries of Rampart’s founding shareholders/identified portfolio managers are comparatively fixed, profit participations may fluctuate substantially from year to year, based on changes in financial performance.
Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.
No such purchases this period.
Item 10. Submission of Matters to a Vote of Security Holders.
No Material Changes.
Item 11. Controls and Procedures
(a) It is the conclusion of the registrant’s principal executive officer and principal financial officer that the effectiveness of the registrant’s current disclosure controls and procedures (such disclosure controls and procedures having been evaluated within 90 days of the date of this filing) provide reasonable assurance that the information required to be disclosed by the registrant has been recorded, processed, summarized and reported within the time period specified in the Commission’s rules and forms and that the information required to be disclosed by the registrant has been accumulated and communicated to the registrant’s principal executive officer and principal financial officer in order to allow timely decisions regarding required disclosure.
(b) There have been no changes in the registrant’s internal controls over financial reporting during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.
Item 12. Exhibits

(a)(1)	Registrant’s Code of Ethics — Not applicable (please see Item 2).

(a)(2)(i)	Treasurer’s Section 302 certification.

(a)(2)(ii)	President’s Section 302 certification.

(b)	Combined Section 906 certification.

Signatures
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.
Eaton Vance Risk-Managed Diversified Equity Income Fund

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 10, 2009
Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ Barbara E. Campbell
Barbara E. Campbell
Treasurer

Date:	February 10, 2009

By:	/s/ Duncan W. Richardson
Duncan W. Richardson
President

Date:	February 10, 2009